                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  November 21, 1995


                          REUNION RESOURCES COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


           1-7726                                             76-0404108
-------------------------------                ---------------------------------
   (Commission File Number)                    (IRS Employer Identification No.)



         2801 Post Oak Boulevard, Suite 400, Houston, Texas      77056
--------------------------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code  (713) 627-9277


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name of former address, if changed since last report)

ITEM 5.  OTHER EVENTS

  On November 21, 1995, Reunion Resources Company ("Reunion") entered into a Stock Purchase Agreement (the "Purchase Agreement") with Bargo Energy Company ("Bargo"), a Texas general partnership, pursuant to which Reunion agreed to sell to Bargo 1,000 shares (the "Shares") of common stock, par value $1.00 per share, of Reunion Energy Company ("REC"), a Delaware corporation and wholly-owned subsidiary of Reunion, which Shares constitute all of the issued and outstanding capital stock of REC, for consideration consisting of $15,100,000 in immediately available funds. The purchase price is subject to reduction (if the amount of the Effective Date Working Capital Balance (as defined) is negative) or increase (if the amount of the Effective Date Working Capital Balance is positive) by the amount of the Effective Date Working Capital Balance. If the parties are unable to agree on the amount of the Effective Date Working Capital Balance, the Purchase Agreement sets forth a mechanism imposing binding arbitration in respect of this matter.

  The closing of the transactions contemplated by the Purchase Agreement (the "Closing"), which is subject to customary conditions (including, without limitation, that the parties shall not disagree by more than $300,000 as to the amount of the Effective Date Working Capital Balance), is scheduled for January 15, 1996. Substantially all of Reunion's oil and gas assets were owned through REC, and upon the Closing, Reunion will have completed the transition to a manufacturer of precision plastic products and provider of engineered plastics services.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) Financial Statements of Business Acquired. Not applicable.

  (b) Pro Forma Financial Information. Not applicable.

  (c) Exhibits.

       99 Stock Purchase Agreement by and between Reunion Resources Company and
          Bargo Energy Company dated November 21, 1995.


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           REUNION RESOURCES COMPANY


                           BY: /s/ RICHARD L. EVANS
                               ------------------------------------------
                               Richard L. Evans, Chief Financial Officer
                               and Executive Vice President

Date: November 29, 1995

                                 EXHIBIT INDEX

EXHIBIT 99- Stock Purchase Agreement by and between Reunion Resources Company and Bargo Energy Company dated November 21, 1995*.

              * [Schedules and Exhibits have been omitted in accordance with
                Item 601(b)(2) of Regulation S-K. Reunion hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule upon the Commission's request].

                                      -3-